UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2020

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), RTI Surgical Holdings, Inc. (the “Company” or “RTI”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”), originally due on May 11, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies.

The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding COVID-19, which has spread throughout world. The Company’s business operations have been disrupted and the Company has been unable to timely prepare and review its unaudited condensed consolidated financial statements for the quarterly period ended March 31, 2020. More specifically, certain key personnel on the Company’s senior accounting staff have been reassigned out of the accounting department or have resigned from the Company. As a result of measures implemented by federal, state and local governments because of the COVID-19 crisis, the Company has not been able to recruit, vet and hire replacement personnel, which has resulted in delays in the Company’s preparation and review of its unaudited condensed consolidated financial statements that constitute a material portion of the Quarterly Report. Such measures have also required certain accounting employees to work remotely, further contributing to the delay.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of the Quarterly Report. The Company will file the Quarterly Report no later than June 25, 2020, 45 days after the original due date of the Quarterly Report.

When the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company currently expects to include the following risk factor, subject to potential updating:

COVID-19, and similar outbreaks, could have a material, adverse impact on us.

A novel strain of coronavirus, COVID-19 has spread to multiple countries, including the United States, and several European countries, including Germany where we have significant operations. The COVID-19 pandemic has directly and indirectly adversely impacted the Company’s business, financial condition and operating results. The extent to which these adverse impacts will continue will depend on numerous evolving factors that are highly uncertain, rapidly changing and cannot be predicted with precision or certainty at this time. The spread of COVID-19 has caused many hospitals and other healthcare providers to refocus their care on the surge of the COVID-19 cases and to postpone elective and non-emergent procedures, restrict access to these facilities, and in some cases re-allocate scarce resources to their critically ill patients. These efforts have impacted and could continue to impact our business activities, including our product sales, as many of our products are used in connection with elective surgeries. Many of our employees have been furloughed and although our operations are beginning to increase towards normal levels, we continue to have many employees working remotely. Additionally, these measures are hindering our ability to recruit, vet and hire personnel for key positions. It is unknown how long these disruptions could continue. As the global outbreak of COVID-19 continues to rapidly evolve, it could continue to materially and adversely affect our revenues, financial condition, profitability, and cash flows for an indeterminate period of time.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,”

“estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2018 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) uncertainty as to the scope, timing and ultimate findings of the Company’s previously announced internal investigation; (ii) the costs and expenses relating to the internal investigation; (iii) the impact of the internal investigation on the Company, its management and operations, including potential financial impact on the Company; (iv) the risk of potential litigation or regulatory action arising from the internal investigation and its findings or from the failure to timely file the Form 10-K; (v) the potential identification of control deficiencies, including potential material weaknesses in internal control over financial report and the impact of the same; (vi) potential reputational damage that the Company may suffer as a result of the matters under investigation; (vii) the risk that the filing of the Form 10-K and/or the Form 10-Q will take longer than currently anticipated; (viii) the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the Nasdaq Stock Market, Nasdaq’s acceptance of such plan, and the Company’s ability to execute such plan and to continue to comply with the applicable listing standards within the available cure period; (ix) general worldwide economic conditions and related uncertainties; (x) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (xi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (xii) our ability to continue production; (xiii) the reliability of our supply chain; (xiv) our ability to meet obligations under our debt or material agreements; (xv) the duration of decreased demand for our products; (xvi) our ability to recall employees; (xvii) whether or when the demand for procedures will increase; (xviii) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of adverse trends or disruption in the global credit and equity markets; (xix) our financial position and results, total revenue, product revenue, gross margin, and operations; (xx) the risk that the Company may be unable to obtain shareholder approval for the proposed transaction or that the Company or the Buyer may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (xxi) the risk that a condition to the closing of the proposed transaction may not be satisfied; (xxii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (xxiii) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (xxiv) the timing to consummate the proposed transaction; (xxv) the effect of the announcement or disruption from the proposed transaction making it more difficult to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; (xxvi) the diversion of management time and attention on the proposed transaction; (xxvii) the effect and timing of changes in laws or in governmental regulations; and (xxviii) other risks described in our public filings with the SEC. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: May 11, 2020	By:	/s/ Joshua H. DeRienzis
Name: Joshua H. DeRienzis Title: Vice President, General Counsel and Corporate Secretary